Northwestern Mutual Series Fund, Inc.

Statement of Additional Information Supplement

Dated February 17, 2017

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2016, as supplemented June 16, 2016, June 30, 2016, August 19, 2016, October 7, 2016, October 11, 2016 and December 20, 2016. You should read this Supplement together with the SAI.

Sub-Adviser Change for Emerging Markets Equity Portfolio

On November 30, 2016, the Fund’s Board of Directors approved the replacement of Massachusetts Financial Services Company (“MFS”) by Aberdeen Asset Managers Limited (“Aberdeen”) as sub-adviser to the Fund’s Emerging Markets Equity Portfolio. Aberdeen will begin to provide sub-advisory services on or about March 24, 2017. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of this change, effective March 24, 2017, all references to MFS as sub-adviser to the Emerging Markets Equity Portfolio are deleted and certain sections of the SAI shall be amended as noted below.

The Sub-Advisers

“The Sub-Advisers” section beginning on page B-67 is amended to add the following information relating to Aberdeen:

“Aberdeen Asset Managers Limited (“Aberdeen”), a Scottish company, whose principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, provides investment services to the Emerging Markets Equity Portfolio pursuant to an investment sub-advisory agreement. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. For services to the Emerging Markets Equity Portfolio, Mason Street Advisors pays Aberdeen a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.70% on the first $250 million in assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on assets over $1 billion. As of December 31, 2016, Aberdeen and its affiliates managed approximately $374 billion.”

Disclosure of Non-Public Holdings Information

The table beginning at the bottom of page B-79 of the SAI section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is revised to include the following:

Emerging Markets Equity Portfolio (sub-advised by Aberdeen Asset Managers Limited)	• BNP Paribas Security Services, in connection with fund accounting and middle-office services

Appendix D Updates

The “Other Accounts Managed by Portfolio Managers” table beginning on page B-104 is hereby amended to: (1) delete references to Robert Lau as portfolio manager for the Emerging Markets Equity Portfolio and; (2) add the new portfolio managers affiliated with Aberdeen with respect to the Emerging Markets Equity Portfolio. The information below for Mr. Young, Mr. Kaloo, Ms. Irvine, Mr. Gordon-James and Ms. Cheong is as of October 31, 2016.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hugh Young	Emerging Markets Equity Portfolio	23 registered investment companies with approximately $11.9 billion in total assets under management

79 other pooled investment vehicles with approximately $39.4 billion in total assets under management. 2 other pooled investment vehicles with approximately $337 million in total assets which charges an advisory fee based on the performance of the account.

129 other accounts with approximately $33.4 billion in total assets under management. 17 other accounts with approximately $4.4 billion in total assets which charges an advisory fee based on the performance of the account.

Devan Kaloo	Emerging Markets Equity Portfolio	13 registered investment companies with approximately $10.5 billion in total assets under management	25 other pooled investment vehicles with approximately $17.8 billion in total assets under management	61 other accounts with approximately $17.2 billion in total assets under management. 5 other accounts with approximately $1.2 billion in total assets which charges an advisory fee based on the performance of the account.

Joanne Irvine	Emerging Markets Equity Portfolio	13 registered investment companies with approximately $10.5 billion in total assets under management	25 other pooled investment vehicles with approximately $17.8 billion in total assets under management	61 other accounts with approximately $17.2 billion in total assets under management. 5 other accounts with approximately $1.2 billion in total assets which charges an advisory fee based on the performance of the account.

Mark Gordon- James	Emerging Markets Equity Portfolio	13 registered investment companies with approximately $10.5 billion in total assets under management	25 other pooled investment vehicles with approximately $17.8 billion in total assets under management fee based on the performance of the account.	61 other accounts with approximately $17.2 billion in total assets under management. 5 other accounts with approximately $1.2 billion in total assets which charges an advisory fee based on the performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Flavia Cheong	Emerging Markets Equity Portfolio	23 registered investment companies with approximately $11.9 billion in total assets under management

79 other pooled investment vehicles with approximately $39.4 billion in total assets under management. 2 other pooled investment vehicles with approximately $337 million in total assets which charges an advisory fee based on the performance of the account.

129 other accounts with approximately $33.4 billion in total assets under management. 17 other accounts with approximately $4.4 billion in total assets which charges an advisory fee based on the performance of the account.

Under the “Compensation of Portfolio Managers” sub-section beginning on page B-113, the following information relating to Aberdeen is added:

“Aberdeen Asset Managers Limited (“Aberdeen”). Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary – Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus – The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.”

Under the “Conflict of Interest” sub-section beginning on page B-126, the following information relating to Aberdeen is added:

“Aberdeen Asset Managers Limited (“Aberdeen”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Emerging Markets Equity Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Emerging Markets Equity Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Emerging Markets Equity Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Emerging Markets Equity Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Emerging Markets Equity Portfolio from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.”

Proxy Voting Policies and Procedures

Under “APPENDIX F – Proxy Voting Policies and Procedures”, the Proxy Voting Procedures relating to Aberdeen are added:

Aberdeen

Corporate Governance and Voting Policy

SUMMARY

Objective

The objective of this Policy is to ensure that Aberdeen understands the governance issues at its active investments and applies a consistent and intelligent approach to proxy voting and engagement activities.

Core Policy

Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance are more successful in their core activities and deliver enhanced returns to shareholders. Aberdeen adheres to the principles of the Stewardship Codes established by the UK and other markets around the world.

Responsibility

Responsibility for drafting and monitoring the Policy rests with the Head of Corporate Governance.

Scope

This Policy must be adhered to by all Investment Desks and by Stewardship Team members.

Availability

This document is confidential and privileged and should not be distributed outside the Group. However there may be times when external parties such as Regulators, Auditors, clients or prospective clients may ask to view it in its entirety or certain parts of it. In such circumstances Legal or Compliance must be consulted and clearance to release the relevant sections obtained.

BACKGROUND AND DETAIL

This Policy comprises the following sections:

☐	Website Disclosure relating to Proxy Voting, Shareholder Advocacy and Engagement
☐	Corporate Governance Principles
☐	Conflicts of Interest in Proxy Voting
☐	Disclosure Response to Stewardship Codes
☐	Collective Engagement

WEBSITE DISCLOSURE - PROXY VOTING, SHAREHOLDER ADVOCACY AND ENGAGEMENT

Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders. Aberdeen adheres to the principles of the Stewardship Codes established by the UK and other markets around the world.

The Aberdeen Corporate Governance Principles provide a framework for investment analysis, engagement and proxy voting for investee companies worldwide. The Group recognises its obligation to be involved in monitoring its investee companies and to participate actively in the corporate governance process. In Aberdeen’s active equity business, corporate governance and engagement are key components of the investment process. A review of the corporate governance practices of a potential investee company is part of the initial screening process and an investment will only be made after meeting with the management team. After investing in a company, regular meetings are held with management to discuss strategic, operational and governance matters. Engagement is therefore embedded in the Aberdeen investment process which is reinforced with all voting decisions being taken by the Group’s investment managers. As appropriate and as resources allow Aberdeen seek to replicate this stewardship approach across the companies we hold only in passive or quant portfolios. Aberdeen endeavours to exercise proxy votes at all shareholder meetings where authorised to so by clients and periodically reports on its proxy voting decisions, engagement activities and findings to clients who request that information. Details of the proxy voting decisions taken at shareholder meetings of investee companies are posted on the website or as updated from time to time and published at

http://aboutus.aberdeen-asset.com/en/aboutus/expertise/equities/stewardship .

COPORATE GOVERNANCE PRINCIPLES

Aberdeen Corporate Governance Principles

The framework we use for investment analysis, shareholder engagement and proxy voting across companies worldwide

Contents

Introduction

Our Stewardship Responsibilities

Investment Analysis

Proxy Voting

Shareholder Engagement

Policy Dialogue

Managing Conflicts of Interest

Reporting

The Aberdeen Principles

Ownership structure

Shareholder rights

Effective proxy voting

Transparency and disclosure

The board of directors

Remuneration

Introduction

Aberdeen Asset Management PLC (Aberdeen) is a global investment management group, managing funds across equities, fixed income, property and alternative assets for both institutional and retail clients from offices throughout the world. Aberdeen invests for its clients’ portfolios in companies globally and actively targets investment in those companies with sound corporate governance practices. Aberdeen is committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Aberdeen Corporate Governance Principles for equity investments provide a framework for investment analysis, shareholder engagement and proxy voting for companies worldwide. The Principles aim to combine international best practices with an understanding of the economic, legal and cultural context of each company and cover:

Ownership structure

Shareholder rights

Effective proxy voting

Transparency and disclosure

The board of directors

Remuneration

The Principles are not intended either as a set of prerequisites for investment or as an exhaustive list of proxy voting intentions but rather as an outline of Aberdeen’s views across all aspects of corporate governance. The main text of the Principles is supplemented with specific examples from around the world that further illustrate many of the most important or topical issues.

Corporate Governance

Corporate governance is the system by which companies are directed and controlled. Boards of directors are responsible for the governance of their companies. The shareholders’ role in governance is to appoint the directors and the auditors and to satisfy themselves that an appropriate governance structure is in place. The responsibilities of the board include setting the company’s strategic aims, providing the leadership to put them into effect, supervising the management of the business and reporting to shareholders on their stewardship. The board’s actions are subject to laws, regulations and the shareholders in general meeting.

Our Stewardship Responsibilities

Investment Analysis

In our active equity business, corporate governance and engagement are key components of our investment process. A review of the corporate governance practices of a potential investee company is part of our initial screening process and we only make an investment after we have conducted meetings with the management team. After we have invested in a company, we hold regular meetings with management to discuss strategic, operational and governance matters and aim to visit companies in our core portfolios at least once but, in practice, it is often at least twice annually. Engagement is therefore embedded in our investment process which is reinforced with all voting decisions being taken by our investment managers.

By considering corporate governance as a key element of broader investment analysis, it is possible to avoid a box-ticking approach that ignores the particular circumstances of each company and prevailing market practice. With an equity investment process that emphasises investing for the long term, Aberdeen’s funds are more likely to benefit from the gradual value creation that results from a company’s governance reforms over time.

Proxy Voting

We endeavour to exercise proxy votes at all shareholder meetings where we are authorised to so by our clients. On this latter point it is important to note that Aberdeen acts as an agent on behalf of its clients and is not the beneficial owner of the investee company’s shares. Voting decisions are made by our investment managers and are based on their knowledge of the company and discussions with management – our investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful we are prepared to escalate our intervention by expressing our concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

Shareholder Engagement

One of the purposes of engagement is to encourage companies in which Aberdeen is a shareholder to strengthen their governance practices. Engagement with a company is most effective where it is built upon a long term relationship with the board and senior management, who are more likely to see Aberdeen as a credible and committed partner. Engagement is undertaken through a variety of formal and informal channels, ranging from participation in shareholders’ meetings to private company meetings and formal correspondence. Engagement is complementary to both investment analysis and proxy voting because it allows Aberdeen to address specific governance concerns rather than simply divesting or voting against management without explanation.

Collective engagement will only be used to raise legitimate concerns that we may have over corporate issues, events or matters of governance with the management of investee companies and will only be entered into on the basis that we shall maintain proper standards of market conduct. Collective engagement would reflect ad hoc discussions and understandings undertaken in good faith aimed solely at exerting influence intended to promote generally accepted principles of good corporate governance. We shall take all necessary steps to avoid being involved in a concert party. Examples of collective engagement could include:

-	discussions between shareholders about possible issues which might be raised with a company’s board of directors;
-	joint representations by shareholders to the board; and
-	agreement by shareholders to vote in the same way on a particular resolution at a general meeting.

Dialogue with Shareholders

The chairman should ensure that the views of shareholders are communicated to the board as a whole. The chairman should discuss governance and strategy with major shareholders. Non-executive directors should be offered the opportunity to attend scheduled meetings with major shareholders and should expect to attend meetings if requested by major shareholders. The senior independent director should attend sufficient meetings with a range of major shareholders to listen to their views in order to help develop a balanced understanding of the issues and concerns of major shareholders. Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Policy Dialogue

Aberdeen is a member of various international and regional bodies, including the Asian Corporate Governance Association (ACGA), the Association of British Insurers (ABI) and the Investment Management Association (IMA), as well as being a signatory of the United Nations Principles for Responsible Investing (UNPRI). All of these bodies provide opportunities for us to speak with other investors about corporate governance related issues.

Managing Conflicts of Interest

Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The guiding principle of Aberdeen’s conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

Reporting

Aberdeen discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices:

www.aberdeen-asset.com/aam.nsf/aboutus/governancevoting

We report on our proxy voting and engagement activities and findings to clients who request that information, usually on a quarterly basis. The reports include quantitative information on voting as well as qualitative explanations of voting decisions on contentious issues or where we have voted against or abstained on resolutions proposed by management and for all votes cast or abstained on resolutions proposed by shareholders. Reports to clients will also include information on engagements with companies if requested by the client. The content of reports therefore will vary subject to the requirements of individual clients.

An independent service audit of the internal controls of Aberdeen Asset Management PLC and its operating subsidiaries is carried out each year. The scope of this report, inter alia, includes proxy voting and specifically addresses the controls over the decision to vote, the processing of proxy votes and attendance at general meetings.

Aberdeen complies with the UK Stewardship Code and our disclosure statement is available on the Group website: www.aberdeen-asset.com/doc.nsf/Lit/SalesAidGroupDisclosureresponsetotheUKstewardshipcode

The Aberdeen Principles

Ownership structure

1. At the heart of corporate governance is the nature of ownership and control of the company. The Aberdeen Corporate Governance Principles have been developed with the goal of taking into account the different ownership structures that prevail across the globe and the different challenges that these pose for corporate governance.

2. Many assumptions about corporate governance best practices have been shaped by the experience of markets such as the UK and the USA that are characterised by the prevalence of broadly held companies, where share ownership is dispersed among many shareholders without any controlling shareholder. In these markets the basic corporate governance challenge is to ensure the accountability of management to the many dispersed shareholders, each with a proportionately small share of the company and consequently little influence. In contrast, most markets across the world – both emerging markets and many developed markets outside the UK and the USA – are characterised by the prevalence of companies with controlling shareholders. In these markets the basic governance challenge is to ensure the fair treatment of the minority shareholders.

3. The company should ensure the transparency of the ownership structure and, in particular, that any controlling or influential shareholders in the company are disclosed. Transparency of ownership structure includes the nature of the relationship with any parent company or related companies. Where control is exercised indirectly through other entities the ultimate controlling and beneficial shareholder should be disclosed.

4. The structure of ownership or control should minimise the potential for abuse of public shareholders. For example, the controlling shareholders or management should not have significant interests in the same sectors outside of the listed company nor should there be significant related party transactions unless these are transparent, priced at arms length and conducted in the interests of all shareholders.

5. Aberdeen pays close attention to the long term track record of management and controlling shareholders in the treatment of minority shareholders. A positive or negative track record will mitigate or heighten respectively any concerns about the ownership structure or other governance shortcomings.

Shareholder rights

1. Companies and their management and controllers should ensure the fair treatment of all shareholders. Shareholder rights are typically outlined in detail in the securities laws, related regulations or listing rules of each country or market. However, as appropriate and necessary, companies should go beyond these basic requirements by introducing additional shareholder rights in their own articles of incorporation or by-laws. This is particularly important in markets where the shareholder rights in law and regulation are less well developed.

2. A fundamental principle for shareholder rights is equitable treatment of all shareholders and, in particular, “one share – one vote” where all shareholders of the same class of shares are entitled to the same voting rights. In certain circumstances, it may be financially optimal or even legally necessary for a company to issue more than one class of shares with different shareholder rights. In these cases, the different shareholder rights and the different claims to the cash flows of the company should be transparent for all shareholders and should not be detrimental to the shareholder rights of existing shareholders. Issuance of shares with reduced voting rights should be examined diligently to ensure that there is a real benefit for all shareholders of the share issuance and that it is not designed to protect an entrenched position for management or the controlling shareholder. Shares with reduced voting rights should ordinarily be granted additional cash flow rights and shareholder protections.

3. Companies should be granted the flexibility to effectively manage their capital structure and when necessary raise additional capital in a timely and cost efficient manner. In practical terms, this may include giving company management a mandate to issue additional shares without pre-emption rights for existing shareholders to subscribe to the new shares. However, the issuance of shares without pre-emption rights should be carefully controlled to minimise dilution of existing shareholders and to maintain their ownership and governance rights over the company. To strike an appropriate balance between giving flexibility to company management and ensuring fair treatment of existing shareholders, Aberdeen will generally oppose the issuance of more than 10% of the share capital without pre-emption rights.

Any request by a company to issue shares without pre-emption rights above 10% will only be considered on an exceptional basis. In markets where current practice is already stricter than the 10% limit, Aberdeen will usually support a tighter limit in line with market practice. For example, in the UK, Aberdeen would ordinarily approve only 5% share issuance without pre-emption rights in any one year and no more than 7.5% over a three year period. The guidelines apply in all circumstances where shares are issued without pre-emption rights, including employee stock option plans (ESOPs) and the re-issuance of treasury shares. In assessing any request for share issuance without pre-emption rights, it is especially important to consider the price or implied price at which the shares are being issued relative to the prevailing market price.

4. All capital management actions require careful monitoring, even where a company issues shares through a rights issue with pre-emption rights. The size, pricing and use of proceeds should be assessed rigorously. Where companies conduct share repurchases, there should be an acceptable cap on the amount that can be bought back and a limit on the price at which the buy-back can occur. Current best practice is that share buybacks be limited to 10% of the issued share capital and that the purchase price not be more than 5% above the prevailing market price. Furthermore, companies should ensure that share buybacks are in the best interests of all shareholders and that there is equal opportunity for all shareholders to sell their shares back to the company.

5. Major transactions and corporate reorganisations, including mergers and significant acquisitions, should be put to shareholders for approval. In seeking shareholders’ approval, company management should outline the rationale and the financial impact of the transaction, the resultant dilutive effect and the track-record of the company in similar transactions.

6. Companies should put any significant related-party transactions to the shareholders for approval at least annually. All related-party transactions should be undertaken at arm’s length and within normal market parameters in terms of deadlines, rates and guarantees. There should be a compelling business rationale for undertaking the particular transaction with the related party. The scope of the approval from shareholders should be defined and limited. Related-party transactions should be disclosed to shareholders. Specific related-party transactions should also be approved by shareholders and Aberdeen will vote on a case-by-case basis, taking into account the business rationale, pricing and terms for the transaction.

7. Certain types of resolutions put to a shareholders’ meeting should require a higher threshold for shareholders’ approval than a simple majority vote of all shareholders. This is especially important for controlled companies where the controlling shareholder controls a majority or at least a large plurality of shares. For example, significant changes to capital structure or corporate purpose often require a supermajority vote of shareholders. In situations where one or more shareholders are faced with a conflict of interest concerning a particular resolution at a shareholders’ meeting, this shareholder should be required to abstain from the vote. Companies should not be permitted to vote their own treasury shares.

8. A corporate action is any action taken by a company or by another party in relation to the company affecting its securities, such as mergers, rights issues, changes of control and dividend entitlements. Corporate actions pose particular risks for shareholders, particularly for minority shareholders during changes in control of a company. For example, where there is a tender offer for shares in a company, all shareholders should receive a fair price, have equal access to information and the same opportunity to sell. Companies are under a general obligation to ensure that an orderly market continues to exist for the shares in the company held by public shareholders including outside institutional shareholders. A contemporary example of the mistreatment of minority shareholders is the so-called minority squeeze-out transaction, where a controlling shareholder attempts to force minority shareholders to sell their shares by threatening to reduce the free float of the company to a point where trading is illiquid or where there is a threat of suspension of trading.

9. In general, companies should not introduce so called “poison pills” intended to protect incumbent management or controlling shareholders from the possibility of a takeover of the company by an outside shareholder. Such poison pills constitute a transfer of value from public shareholders to incumbent management or controlling shareholders by protecting them from the pressure to perform and by eliminating the possibility of a takeover premium. At a minimum, such “poison pill” proposals should be put before a vote at a shareholders’ meeting.

The importance of governance for family controlled companies

Family companies should consider setting up a Family Council. A Family Council is a small group set up to discuss family matters and organize expectations regarding the company. The main responsibilities of the Family Council include:

• Drawing the line between family interests and company interests;

• Preserving family values (history, culture, shared vision);

• Establishing and agreeing on policies to protect company property, growth, diversification, and securities and real property management;

• Succession, property transfer and inheritance planning;

• Viewing the company as a factor of aggregation and family continuity;

• Tutoring family members regarding succession within the company, vocational aspects, professional future, and continuing education; and

• Establishing criteria to appoint members to make up the Board of Directors.

Family Council objectives should not get mixed up or confused with those of the Board of Directors, which are company oriented

Source: Instituto Brasileiro de Governanca Corporativa (IBGC), Code of Best Practice of Corporate Governance. March 2004.

The General Mandate in Hong Kong and Singapore

In both Hong Kong and Singapore, companies typically put forward a resolution at their AGMs asking for a “General Mandate” to issue up to 20% of the share capital without pre-emption rights. In Singapore the 20% share issuance can be at a maximum of a 10% discount to the prevailing market price, while in Hong Kong the maximum discount is 20%. In addition, in Hong Kong companies are able to put forward a separate resolution for a “Re-issuance Mandate” to issue up to 10% of their repurchased shares without pre-emption rights. Aberdeen, along with other investors and governance advocates, has consistently opposed the 20% General Mandates, often speaking out against these resolutions at AGMs. These efforts are bearing fruit, with a growing number of companies in Hong Kong and Singapore either reducing the size of the General Mandate or eliminating it altogether.

Effective proxy voting

1. The diligent and conscientious exercise of voting rights is the primary role that public shareholders play in the governance of a company. Proxy voting is a service that Aberdeen as an asset manager provides for its clients. Aberdeen endeavours to vote proxies at all shareholder meetings, both annual meetings and extraordinary meetings.

2. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. Often motions that may appear contentious or in conflict with best practice are more innocent when fully explained. On those occasions where Aberdeen does vote against a motion proposed by company management, it is important to explain to the management the reasons for the voting decision.

3. Research and recommendations on proxy voting issues from third parties is sometimes a useful input for analysis of complex or contentious issues. However, the emphasis Aberdeen places on communicating regularly with management and carrying out in-depth research and analysis mean that such third-party research serves as a complement rather than a substitute for Aberdeen’s own proxy voting decision.

4. Shareholders are faced with numerous obstacles to the effective exercise of their voting rights and participation in shareholders’ meetings, involving issues as varied as the information provided to shareholders, the motions that are put to a vote, the process of voting and the disclosure of the vote result. The convoluted “voting chain” that transmits the voting decision from the asset manager to the company is an ongoing challenge. Companies, custodians, shareholders and regulators each have their part to play in facilitating effective proxy voting.

5. Aberdeen opposes actions by companies that act as a barrier to effective proxy voting. Companies should provide sufficient information in a timely manner to enable shareholders to make an informed decision concerning the shareholder vote. Companies should avoid the intentional clustering of shareholder meetings on the same day as other companies. Companies should propose a separate resolution on each substantially separate issue at shareholders meetings. In particular, shareholders should be able to vote on each director election individually, rather than facing a single bundled resolution for the election of all directors.

6. Companies should ensure accountability and transparency of the result of the vote. In many cases, companies only conduct a so-called “show of hands” where only the votes of shareholders who are present at the shareholders’ meeting are counted and the size of each shareholder’s holding is disregarded. A fair and effective voting procedure requires a “vote by poll” where all votes are counted, including those sent through proxies prior to the meeting, and the tally of total votes cast for, against and abstaining from each motion is disclosed. Some companies may feel that a full “vote by poll” may not be necessary for motions that are uncontroversial or where the outcome of the vote is beyond doubt. For these companies, at a minimum, the tally of votes sent through proxies should be announced at the meeting, on the company website and on the stock exchange website following the meeting.

7. As an independent asset manager, Aberdeen is able to avoid many of the conflicts of interest that may compromise the implementation of objective proxy voting decision-making. Nevertheless, Aberdeen has implemented conflicts of interest procedures to ensure the appropriate handling of proxy voting decisions where there is a potential conflict of interest. The key steps in this process include the prior identification of potential conflicts, cross-reference against any available third-party proxy voting recommendations and record-keeping of the voting rationale.

8. Aberdeen publicly discloses voting decisions through its website and through other channels. Aberdeen believes that this level of transparency is important to encourage companies to move towards better corporate governance practices.

9. Securities lending is increasingly recognised as part of investment management activity, providing liquidity to the equity, bond and money markets while potentially providing investors with an additional return on their capital. However, the practice of securities lending does mean that the lender may not always be able to exercise full voting rights. Where a contentious motion is submitted for shareholders’ approval, Aberdeen will recall the stock so that votes can be cast. In order to ensure that voting rights are fully exercised, Aberdeen has established procedures for urgent recall of stock from organisers of stock lending programs, as well as supplementary procedures designed to make sure that essential votes are cast even when the stock is not returned from the borrower in a timely manner.

Proxy voting obstacles in Asia

The Asian Corporate Governance Association (ACGA) has identified the following areas where proxy voting practices in Asia fell short of desirable best practices. Many of these same issues act as obstacles to effective proxy voting across the world. The ten issues were:

• Notice of meetings

• Voting by show of hands versus voting by ballot/poll

• Time to vote before meetings

• Clustering of meeting dates

• Adequate information on which to vote

• Bundling of resolutions

• Availability of translated material

• Publication of vote results

• Confirmation that vote has been received

• Independent audit of vote results

Transparency and disclosure

1. Companies should ensure that timely, accurate and informative disclosure is made of all material matters. This includes both the financial situation of the company, disclosed through periodic financial reporting, and non-financial disclosures, such as changes in corporate structure or details of significant events. As appropriate, companies should provide their operational and financial targets. Disclosures include both periodic disclosures, namely annual reports and interim statements, and ongoing disclosures of significant material events in between reporting periods.

2. Companies should ensure fair disclosure to all shareholders. In addition to disclosures through the stock exchanges, companies should make the same information available through their website. Company websites should also include any company presentations that have been made available to investors in other forums, such as investor conferences.

3. Senior management should be available for meetings with shareholders to discuss operational matters as appropriate bearing in mind the need for fair disclosure. Although the chief executive officer and chief financial officer are typically the primary point of contact for shareholders, the chairman should maintain sufficient contact with shareholders to discuss governance and strategy and to understand any concerns they may have.

4. Under the supervision of the audit committee, company management should nominate the audit firm and disclose the fees payable for the company’s audit. This should be put to a vote at the annual shareholders’ meeting. Although it may not be necessary to rotate the audit firm itself, the audit partner responsible for the company’s audit should be rotated every few years. The audit committee should be responsible for developing and implementing policy on the engagement of the external auditor to supply non-audit services. This policy and any fees paid for non-audit services should be disclosed fully in the annual report.

5. Political donations should be disclosed fully. Most cases of political donations are a misuse of shareholders’ funds and companies should in general refrain from making such donations. However, under certain definitions, the term could potentially encompass justifiable donations to charities or donations that may take the form of legitimate lobbying or action group support. In these circumstances, companies should seek authority from shareholders specifying that the political donations to actual political parties are excluded and that a cap is set on the level of donations.

The UK Corporate Governance Code on the role of the board

The board’s role is to provide entrepreneurial leadership of the company within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should set the company’s strategic aims, ensure that the necessary financial and human resources are in place for the company to meet its objectives and review management performance. The board should set the company’s values and standards and ensure that its obligations to its shareholders and others are understood and met. All directors must act in what they consider to be the best interests of the company, consistent with their statutory duties.

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

The board of directors

1. The board of directors of a company is responsible for supervising the management and providing guidance on the strategy of the company. This includes responsibility for appointing and, where necessary, removing members of senior management as well as succession planning. The board should act in the best interests of the company and should be accountable to all shareholders. The board has a responsibility for ensuring that a satisfactory dialogue with shareholders takes place and the chairman should ensure that all directors are made aware of the issues and concerns of major shareholders.

2. Directors should have the time, experience and dedication to competently fulfil their duties. More specialized industries, including increasingly complex financial institutions, are likely to require directors with a related background, who have a reasonable understanding of all parts of the business and the related risks. The directors should meet frequently enough to serve their nonexecutive role, but not so frequently that they interfere in the executive function of management, typically ranging from four to twelve times a year depending on the size and complexity of the company.

3. Boards benefit from a diversity of experience, expertise and background and appointments to the board of directors should be drawn from a broad range of attributes, including gender The board of directors should be large enough to allow such a diversity of talents, experience and opinions, but not so large as to inhibit discussion or decision-making.

4. The duties of the board include oversight of the internal controls and key risks facing the company. While it is not the role of the board to oversee every specific transaction or activity, the board must ensure that appropriate risk management systems, controls and division of labour are in place. The board should conduct an annual review of the company’s internal controls.

5. The board of directors should understand the environmental and social impact of the company’s operations and the consequent business and reputational risks. The board should ensure that necessary controls and procedures are in place to manage the company’s environmental and social impact. The company’s environmental and social policies should be fully disclosed.

6. The board of directors should establish committees that bring special attention to key aspects of the company’s governance and operations. Every company board should have an audit committee, which oversees the internal audit function, the external audit process and public financial disclosures; a remuneration committee of independent directors which oversees the remuneration of senior management; and a nomination committee, which oversees the nomination of directors to serve on the board. In addition, depending on the nature of the business, some companies benefit from the creation of additional board committees, such as risk management committees, related-party transaction committees or strategy committees. Where a company establishes an executive committee, the role of this committee relative to both the board as a whole and the senior management should be transparent and should not undermine the role of the board as a whole. Committees of the board are intended to enhance the role of the entire board and as such should be composed exclusively of directors, with company management who are not directors playing a supporting role.

7. Companies should separate the roles of chairman and chief executive officer, with an independent non-executive director as chairman of the board. This is especially important for broadly-held companies without a controlling shareholder. Aberdeen recognises that in the case of closely-held companies, the controlling shareholder will typically select the chairman. Even in some markets characterised by broadly-held companies – most notably, the USA – the chairman and chief executive officer roles are still typically held by the same individual and Aberdeen urges these companies to move towards a separation of roles.

8. Where the role of chairman is held by either the chief executive or by another non-independent director, a lead independent director should be identified who will chair meetings of the independent directors. The lead independent director should be available to shareholders should they have concerns which have not been resolved through the normal route of chairman, chief executive officer or chief financial officer, or for issues where such contact is inappropriate.

9. The board of directors should include a sufficient number of independent non-executive directors, who are independent both from the management of the company and from any controlling shareholder or other interested parties such as a substantial shareholder or service provider. Almost all jurisdictions now have a detailed list of criteria for a director to be defined as “independent”. Companies should ensure that their independent directors are independent in spirit and character not merely in compliance with a narrow interpretation of the independence criteria. In more developed jurisdictions, especially those with a prevalence of broadly held companies, there should be a majority of independent directors on the board. In other markets, there should be at least a minimum quorum of independent directors who can adjudicate on contentious matters independent of the management and controlling shareholder, for example by forming an independent audit committee or over-seeing related-party transactions and management remuneration decisions. The annual report of the company should disclose which directors are considered to be independent by the board.

10. The same standards of board independence apply regardless of the nature of the controlling shareholder. In particular, in the case of state-owned enterprises, the board should contain a sufficient number of directors who are not only independent from management but also independent from the government. These independent directors should ensure that the company is run to maximize shareholder value, with any additional objectives or public interest considerations handled appropriately and transparently. Similarly, where the company is a part of a larger business group, such as a subsidiary of a multinational, the independent directors should be independent from the entire business group, including all related companies, and should not serve as an independent director on two related companies.

11. Many leading companies across the world have grown out of family firms and continue to benefit from the stewardship of the family as the controlling shareholder. In some cases, members of the family continue to serve the company in senior management positions. For these family-controlled companies, the family and the outside shareholders should be considered as co-owners. This requires ensuring appropriate roles for family members on the board of directors and in company management that will serve in the best interests of all shareholders. The controlling family should establish procedures and policies that clarify their relationship with the company, maximize the benefit that the family brings to the company and ensures that any disputes among family members do not disrupt the operations of the company. Examples of such family governance policies include the creation of a family council distinct from the company’s board of directors, family employment policies governing how family members are selected and prepared for roles in management, and family share ownership and share transfer policies.

12. The attendance of individual directors at board meetings should be disclosed in the annual report. The board should conduct an annual review of its own performance and the performance of individual directors.

13. All directors should be subject to election by shareholders at the first annual general meeting after their appointment and to subsequent re-election at intervals of no more than 3 years. This will ensure planned and progressive refreshing of the board. The names of directors submitted for election or re-election should be accompanied by sufficient biographical information to allow shareholders to make an informed decision on their qualifications and suitability for election. This information should also be available in the annual report and on the company’s website.

Two-tier board structures in Germany and the Netherlands

Companies in Germany and the Netherlands use a two-tier board structure, with a separate supervisory board and management board, rather than the single-tier board of directors adopted in most markets. In Eastern Europe and East Asia, some jurisdictions, including Poland, Romania and Indonesia, have also adopted the two-tier board structure whilst others have adopted certain elements of this structure although maintaining a single board of directors. The Aberdeen Principles apply equally to these alternative board structures but the exact implementation of the Principles may need to be tailored to the particular legal and regulatory requirements. The role of the supervisory board is to regularly advise and supervise the management board in the management of the company and must be involved in any fundamental decisions made. The supervisory board appoints and dismisses the members of the management board and, together with the management board, it should ensure that there is long-term management succession planning. Aberdeen supports the recommendations of the German Corporate Governance Code concerning the structure and functioning of the supervisory board, including the composition of the audit and nomination committees, the sufficient number of independent members on the board and elections to the board on an individual basis.

The UK Corporate Governance Code on director independence

The board should identify in the annual report each non-executive director it considers to be independent. The board should determine whether the director is independent in character and judgement and whether there are relationships or circumstances which are likely to affect, or could appear to affect, the director’s judgement. The board should state its reasons if it determines that a director is independent notwithstanding the existence of relationships or circumstances which may appear relevant to its determination, including if the director:

• has been an employee of the company or group within the last five years;

• has, or has had within the last three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

• has received or receives additional remuneration from the company apart from a director’s fee, participates in the company’s share option or a performance-related pay scheme, or is a member of the company’s pension scheme;

• has close family ties with any of the company’s advisers, directors or senior employees;

• holds cross-directorships or has significant links with other directors through involvement in other companies or bodies;

• represents a significant shareholder; or

• has served on the board for more than nine years from the date of their first election

Source: Financial Reporting Council, The UK Corporate Governance Code, June 2011

Remuneration

1. Boards of directors are appointed by shareholders to oversee companies and act in their interests. They have a fiduciary duty to act in the best interests of their shareholders when determining remuneration. The board is responsible for promoting the long-term success of the company taking into account the interests of employees, suppliers, customers, community, the environment and society. Independent, non-executive directors should oversee executive remuneration.

2. To avoid payment for failure and promote a long-term focus, remuneration structures should contain a careful balance of short-term and long-term pay. Incentive based remuneration should include a high degree of deferral, measurement of performance over the long-term and a significant share ownership by the executive directors to align their interests with shareholders. Incentive schemes should also include provisions that allow the company to implement claw-back arrangements.

3. Senior management and executive directors of a company should be properly compensated to attract, retain and motivate talented individuals. However, the overall level and structure of remuneration should not be excessive or provide distorted incentives. Undue complexity should be avoided and structures should have a long-term focus.

4. Where remuneration contains a significant performance related element to reward the senior management, it should be on the basis of corporate and individual performance, rather than short-term earnings or stock price performance. The incentives provided to company management should align their interests with the creation of shareholder value over the long term. Share ownership can positively contribute to shareholder value as it increases alignment between executive directors and shareholders. A growing number of jurisdictions have detailed codes outlining best practices in this area.

5. Dilution of shareholders through the issuing of shares to employees represents a significant transfer of value. In assessing whether a remuneration plan is appropriate, due consideration should be given to the effect of dilution of other shareholders by any share-based remuneration.

6. Companies should disclose the total compensation paid to directors of the company.

7. Companies should provide shareholders with the opportunity to approve long term incentive schemes, such as employee stock option plans (ESOPs), at the annual shareholders meeting. These long term incentive schemes should be disclosed in plain language in the annual report.

‘Say on pay’ in the USA

In July 2010, the US passed the Dodd-Frank Act which has rebalanced shareholder power on remuneration. The Act gives shareholders of medium and large companies the right to an advisory vote on remuneration, meaning that shareholders’ vote has influence, but is not a binding decision. Under the Act, companies do not have to follow the recommendation of the advisory vote, but are obliged to explain why they did not act in accordance with shareholders’ wishes and how it impacts remuneration decisions made down the line. Additionally, the Act requires that a say-on-pay vote take place at least once every 3 years, with most companies opting to vote annually on the issue.

Australia’s Recommendations for executive remuneration packages

Most executive remuneration packages will involve a balance between fixed and incentive pay. Companies may find it useful to consider the following components in formulating packages:

1. Fixed remuneration. This should be reasonable and fair, taking in to account the company’s legal and industrial obligations and labour market conditions, and should be relative to the scale of business. It should reflect core performance requirements and expectations.

2. Performance-based remuneration. Performance-based remuneration linked to clearly specified performance targets can be an effective tool in promoting the interests of the company and shareholders. Incentive schemes should be designed around appropriate performance benchmarks that measure relative performance and provide rewards for materially improved company performance.

3. Equity-based remuneration. Appropriately designed equity-based remuneration, including stock options, can be an effective form of remuneration when linked to performance objectives or hurdles. Equity-based remuneration has limitations and can contribute to “short-termism” on the part of senior executives. Accordingly, it is important to design appropriate schemes. The terms of such schemes should clearly prohibit entering into transactions or arrangements which limit the economic risk of participating in unvested entitlements under these schemes. The exercise of any entitlements under these schemes should be timed to coincide with any trading windows under any trading policy established by the company.

4. Termination payments. Termination payments, if any, for senior executives should be agreed in advance, including detailed provisions in case of early termination. There should be no payment for removal for misconduct and termination payments should be limited to the equivalent of one year’s base salary for that individual. Payment of greater than one year’s base salary requires shareholder approval. Agreements should clearly articulate performance expectations. Companies should consider the consequences of an appointment not working out, and the costs and other impacts of early termination

CONFLICTS OF INTEREST IN PROXY VOTING

1.	Prior identification of potential conflicts of interest and maintenance of a conflicts of interest database.
2.	Comparison of provisional voting decision against any available third party proxy voting research and recommendations.
3.	Additional rationale articulated and recorded for contentious issues.
4.	Oversight of process by a designated corporate governance specialist.
5.	Final decision made by regional heads of equities desks for contentious issues.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

The guiding principle of Aberdeen’s conflicts of interest policy is simple - to exercise our right to vote in the best interests of the clients on whose behalf Aberdeen are managing funds. The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This Policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

DISCLOSURE RESPONSE TO STEWARDSHIP CODES

This statement, as updated from time to time, is published on the Aberdeen website at

http://aboutus.aberdeen-asset.com/en/aboutus/expertise/equities/stewardship .

COLLECTIVE ENGAGEMENT

While Aberdeen are always willing to act alone and express our own views clearly and individually to companies, we also actively participate in a number of investor groups around the world and will regularly engage collectively with other investors either through such formal associations or through more informal and ad hoc collaborations. Aberdeen will typically do this either as part of the process of escalation of a significant concern where we believe the collaborative approach will make success more likely, or otherwise as a way of assisting in the management of the workload involved in our engagements with companies where we are invested solely on a passive or quantitative basis.

Aberdeen are conscious of the limitations on collective engagement in different parts of the world. Our aim in cooperating with other investors is not to seek control of companies but to encourage boards to make changes and address the concerns of long-term shareholders, in the interests of the company and of shareholders as a whole.

Aberdeen never abdicate our stewardship responsibilities to any other party and in any collaborative engagement we will speak for ourselves, never relying on others to speak for us.

December 2011

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Please retain this Supplement for future reference.